UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2003

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware

	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Items 1 through 4.	Not applicable.

Item 5.	Other Events and Regulation FD Disclosure

On September 15, 2003, the Company issued a press release which is attached as Exhibit 99.1.

Item 6.	Not applicable

Item 7.	Financial Statements and Exhibits

(a)	No financial statements are required to be filed with this report.

(b)	No pro forma financial information is required to be filed with this report.
(c)	The following exhibit is filed with this Report:

Exhibit No	Description
99.1	Press release dated September 15, 2003, of PFF Bancorp, Inc. ("the Company").
Items 8-12.	Not applicable.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated September 15, 2003.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: September 15, 2003